UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 8, 2004

ST. JOHN KNITS INTERNATIONAL, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-73107	52-2303510
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17622 Armstrong Avenue, Irvine, CA	92614
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code:    (949) 863-1171

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. OTHER EVENTS

On June 4, 2004, St. John Knits International, Incorporated (the “Company”) announced the appointment of Richard Cohen as Chief Executive Officer of the Company. See press release dated June 4, 2004, attached as Exhibit 99.1.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit Number	Description
99.1	St. John Knits International, Incorporated Press Release Dated June 4, 2004

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2004	ST. JOHN KNITS INTERNATIONAL, INCORPORATED

	By:	/s/ Roger G. Ruppert
Roger G. Ruppert
	Title:	Executive Vice President-Finance,
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	St. John Knits International, Incorporated Press Release Dated June 4, 2004

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